FORM OF STOCK PLEDGE AGREEMENT AND SECURITY AGREEMENT

This Stock Pledge Agreement and Security Agreement (the “Agreement”) is made and entered into as of the        day of May 2010, by and between       , an individual, whose address is      (the “Debtor”), and AMERICAN STATE BANK, a Texas banking association, whose address is 620 N. Grant, Odessa, Texas 79761-4797 (alternatively, the “Secured Party” or the “Bank”).

NOTICE IS TAKEN OF THE FOLLOWING:

A.	Reference is made to that certain Loan Agreement, of even date herewith, by and among Baron Energy, Inc., as Borrower (“Borrower”); , as Guarantors (collectively, the “Guarantors”); and the Secured Party, as Lender (the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, the Secured Party has agreed to extend loans to the Borrower, from time to time, said indebtedness being evidenced by: (i) that certain Term Note, of even date herewith, in the original principal amount of Five Hundred Fifty Thousand and No/100 Dollars ($550,000.00); (ii) that certain Term Note, of even date herewith, in the original principal amount of Four Hundred Fifty Thousand and No/100 Dollars ($450,000.00); and (iii) that certain Letter of Credit, issued by the Bank at the request of Debtor, for the benefit of the Texas Railroad Commission, with the most recent version of that letter of credit being dated as of May 1, 2010, and terminating as of August 1, 2011 (collectively, the “Notes”). The Loan Agreement, the Notes, and all documents executed by the parties simultaneously therewith, as any of the same may be amended, extended or replaced from time to time are collectively referred to herein as the “Credit Documents”. Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Documents.

B.	As consideration to the Bank for its agreement to make advances to the Borrower under the Notes, and as required under the terms of the Loan Agreement, in order to further secure its own performance under the Guaranty Agreement, the Debtor has agreed to pledge to the Bank certain negotiable securities (as further described below, the “Pledged Securities”).

C.	To fulfill the commitment of the Debtor under the Loan Agreement to pledge the Pledged Securities to the Bank in further support of the Guaranty Agreement, the Debtor and the Bank have agreed to enter into this Agreement to evidence their agreement concerning the Debtor’s pledge of the Pledged Securities as contemplated above.

NOW THEREFORE, for and in consideration of the foregoing and of other good and valuable consideration in hand tendered by the Bank to the Debtor, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Debtor hereby agree as follows:

1.	Grant of Security Interest. Debtor does hereby pledge, hypothecate, deliver, and grant a security interest to the Bank in those securities that are described on the Exhibit “A” that is attached hereto and made a part hereof (the “Pledged Securities”), with the understanding that such Pledged Securities will now be held for the benefit of the Bank, pursuant to the terms of this Agreement, to secure payment and performance of the obligations described in Section 3 (collectively and severally, the “Obligations”). Debtor will confirm the grant of a security interest in and to the Pledged Securities to the Bank in any manner reasonably required by the Bank.

2.	Collateral. As so pledged, the Pledged Securities will be referred to herein, from time to time, as the “Collateral”. If so required by the Bank, the Debtor will execute appropriate stock powers simultaneously with the execution of this Agreement.

3.	Obligations. The Obligations secured by this Security Agreement shall consist of any and all debts, obligations, and liabilities of Borrower or the Debtor to Secured Party arising out of or related to the Guaranty Agreement (whether principal, interest, fees, or otherwise, whether now existing or thereafter arising, whether voluntary or involuntary, whether or not jointly owed by Debtor with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law, or otherwise, whether or not from time to time decreased or extinguished and later increased, created incurred, and whether or not extended, modified, rearranged, restructured, refinanced, or replaced, including without limitation, modifications to interest rates or other payment terms of such debts, obligations, or liabilities).

4.	Holding of Collateral and Rights. Debtor acknowledges and agrees that Bank shall hold the Collateral, together with all right, title, interest, powers, privileges, and preferences pertaining or incidental thereto forever, subject, however, to return of the Collateral (or such portion thereof as may exist from time to time hereafter after giving effect to the terms hereof) by Bank to Debtor upon payment in full of all the Obligations and termination by Bank in writing of any and all credit commitments with respect thereto.

5.	Representations and Warranties. In order to induce Bank to accept this Agreement, Debtor hereby represents and warrants to Bank: (a) that Debtor has the complete and unconditional authority to pledge the Collateral, holds (or will hold on date of pledge thereof) the Collateral free and clear of any and all liens, charges, encumbrances and security interests thereon (other than in favor of Bank subject to federal and state securities laws), and has (or will have on date of pledge thereof) good right, title and legal authority to pledge the Collateral in manner contemplated herein; (b) that all stock now owned or hereafter owned by Debtor and constituting or which will constitute Collateral hereunder is, or will be, on date of pledge thereof, validly issued, fully paid and non-assessable; and (c) that no authorization, approval, or other action by, any governmental authority or regulatory body is required either (i) for the pledge by Debtor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Debtor, or (ii) for the exercise by Bank of other rights provided for in this Agreement or remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

6.	Name in Which Collateral Held. Debtor further acknowledges and agrees that, upon the occurrence of an Event of Default, Bank may hold any of the Collateral in its own name, endorsed or assigned in blank or in the name of any nominee or nominees, and that Bank may deliver any or all of the Collateral to the issuer or issuers thereof for the purpose of making denominational exchanges or registrations or transfer or for such other purposes in furtherance of this Agreement as Bank may deem advisable.

7.	Transactions involving Pledged Securities. Bank shall have the right to enter into the following transactions in connection with the Pledged Securities, subject to federal and state securities laws:

a.	To sell and trade the securities in the Pledged Securities in the ordinary course of management of such accounts, with the advice, and, in the advance of an Event of Default, upon the consent, of Debtor;

b.	Prior to the occurrence of an Event of Default, to sell any or all securities in the Pledged Accounts with the consent of Debtor; and

c.	To retain the proceeds of sale of any shares from the Pledged Securities and to re-direct the reinvestment of such proceeds in the purchase of additional shares.

8.	Reasonable Care. Bank shall be deemed to have exercised reasonable care in the custody and prevention of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Bank accords its own property, it being understood that Bank shall not have responsibility for: (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Bank has or is deemed to have knowledge of such matters, unless reasonably requested to do so by Debtor, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

9.	Events of Default. Events of Default are defined in the Loan Agreement.

10. Remedies. If any Event of Default occurs and continues:

a.	Bank may exercise (in compliance with all applicable securities laws) in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Texas Business and Commerce Code at that time, and Bank may also, without notice except as specified below, sell (in compliance with all applicable securities law) the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at any of Bank’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Bank may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. Bank shall be authorized at any such sale (if it seems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Bank shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of Debtor, and Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. To the extent notice of sale shall be required by law, Bank shall give Debtor at least ten days’ notice of the time and place of any public sale or the time after which any private sale is to be made, which Debtor agrees shall constitute reasonable notification. At any such sale, Bank may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase the whole or any part of the Collateral. Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Bank until the sale price is paid by the purchaser or purchasers thereof, but Bank shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Debtor agrees that any sale of the Collateral conducted by Bank in accordance with the foregoing provisions of this Section 12 shall be deemed to be a commercially reasonable sale under Section 9.504 of the Texas Business and Commerce Code. As an alternative to exercising the power of sale herein conferred upon it, Bank may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

b.	Any cash held by Bank as Collateral and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon or any part of the Collateral following the occurrence of an Event of Default may, in the discretion of Bank, be held as collateral for, and/or then or at any time thereafter applied against all or any part of the Obligations, in such order of application as Bank shall select.

c.	Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

11.	Security Interest Absolute. All rights of Bank hereunder, the security interest granted to Bank hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional irrespective of any of the following, and Debtor expressly consents to the occurrence of any of such events and waives any defense arising therefrom:

a.	any lack of validity or enforceability of the Standstill Agreement or other agreement or instrument relating thereto;

b.	any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Standstill Agreement, any other agreement or instrument relating thereto;

c.	any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from the Standstill Agreement or any guaranty, for all or any of the Obligations; or

d.	any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor in respect of the Obligations or in respect of this Agreement.

12.	Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13.	No Waiver, Cumulative Remedies. No failure on the part of Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Bank preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

14.	Severability. If any provision of any of this Agreement or the application thereof to any party hereto or circumstances shall be invalid or unenforceable, the remainder of this Agreement and the application of such provisions to any other party thereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

15.	Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when personally delivered or deposited in the mail, registered or certified mail, postage prepaid, addressed as follows or to such other address as may be designated hereafter in writing by the respective parties hereto:

Debtor:

Bank:	American State Bank 620 N. Grant Avenue Odessa, Texas 79761
Attention: Mike Marshall, Executive Vice President

except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed.

16.	Time is of the Essence. Time is of the essence in this Agreement.

17.	Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

18.	Bank Not a Joint Venturer. Neither this Agreement nor any agreements, instruments, documents or transactions contemplated hereby (including the Standstill Agreement) shall in any respect be interpreted, deemed or construed as making Bank a partner or joint venturer with Debtor or as creating any similar relationship or entity, and Debtor agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Bank and Debtor.

19.	Jurisdiction. Debtor agrees that any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Texas or the United States of America for the Western District of Texas, all as Bank may elect. By execution of this Agreement, Debtor hereby submits to each such jurisdiction, hereby expressly waiving whatever rights may correspond to it by reason of its present or future domicile. Nothing herein shall affect the right of Bank to commence legal proceedings or otherwise proceed against Debtor in any other jurisdiction or to serve process in any manner permitted or required by law. In furtherance of the foregoing, Debtor hereby appoints the Secretary of State of the State of Texas as its agent for service of process.

20.	Acceptance. This Agreement shall not become effective unless and until delivered to Bank at its principal office in Midland, Midland County, Texas and accepted in writing by Bank thereafter at such office as evidenced by its execution hereof (notice of which delivery and acceptance are hereby waived by Debtor).

21.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

22.	Satisfaction of Obligations. Upon the satisfaction in full of all obligations contemplated between Bank and Borrower under the Standstill Agreement, the Bank shall release the Pledged Securities to the Debtor.

This agreement is executed as of the        day of May 2010.

DEBTOR	BANK
AMERICAN STATE BANK

By:

MIKE MARSHALL
I	Executive Vice President

MIKE MARSHALL
I		Executive Vice President
STATE OF TEXAS COUNTY OF	) ) )

This instrument was acknowledged before me this        day of May 2010 by       , an individual.

Notary Public

STATE OF TEXAS	) )

COUNTY OF        )

This instrument was acknowledged before me this        day of May 2010 by Mike Marshall, Executive Vice President of American State Bank, a state banking association, on behalf of said association.

Notary Public

EXHIBIT A

STOCK	NUMBER OF SHARES	OWNER	CERTIFICATE NUMBER